TD Cowen Healthcare Conference Presentation March 4, 2025 Jay Duker, M.D. President and CEO ©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Confidential Exhibit 99.1

The Leader in Sustained Release Drug Delivery for Retinal Disease

1. **DURAVYU™: vorolanib - best-in-class, patent protected TKI in Durasert E™ sustained delivery technology**

2. **Durasert® features robust safety profile across multiple indications**

3. **Compelling DAVIO 2 data enabling rapid enrollment of global Phase 3 pivotal trials for DURAVYU in wet AMD**

4. **Highly positive Phase 2 data for DURAVYU in DME**

5. **Strong balance sheet with ~$370M in cash and equivalents[1]; cash runway into 2027 post Phase 3 readouts in 2026**

1. As of December 31, 2024. Unaudited estimate, inclusive of net proceeds from October 2024 equity financing.
MOA, mechanism of action; wet AMD, wet age-related macular degeneration; DME, diabetic macular edema

2
©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

EyePoint

Multiple Programs Targeting Significant Market Opportunities ©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Source: Internal estimates based on publicly reported actual and estimated sales data. wet AMD, wet age-related macular degeneration; DME, diabetic macular edema; NPDR, non-proliferative diabetic retinopathy, RVO, retinal vein occlusion Wet AMD and DME Represent >80% of the Total Branded Market

Pipeline Leveraging Durasert E™ Drug Delivery Technology

Durasert E™ Programs	Indication	Discovery	Pre-Clin	Phase 1	Phase 2	Phase 3	Anticipated Next Milestone
DURAVYU™ – (vorolanib intravitreal insert) (f/k/a EYP-1901)	Wet AMD	PIVOTAL TRIALS UNDERWAY					Enrollment completion in 2H 2025
	DME	POSITIVE 24-WEEK DATA					FDA EOP2 anticipated 2Q 2025
EYP-2301 – razuprotafib (TIE-2 agonist)	serious retinal diseases						Pre-clin tox and PK data

Evaluating additional pipeline opportunities

non-clinical *trial underway*

4
©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved.
wet AMD, wet age-related macular degeneration; DME, diabetic macular edema; PK, pharmacokinetic; GA, geographic atrophy

EYEPOINT

DURAVYU™ (EYP-1901): Vorolanib in Durasert E™

DURAVYU

Vorolanib

Patented and potent receptor tyrosine kinase inhibitor (TKI): selectively inhibits all VEGF signaling



VEGF Receptors
TIE2
VEGFR1
VEGFR2
VEGFR3
Blood vessel stability
Angiogenesis
Endothelial cell
Vorolanib bound to target receptors

Durasert E™

Bioerodible, sustained IVT drug delivery



Durasert E™
Vorolanib

Not drawn to scale, for illustrative purposes only. Insert is 1/5000 of vitreous volume.

Controlled release over a period of at least 6 months

No delay – reaches target tissues at therapeutic levels within hours of administration

No fluctuation – delivered as a continuous dose with zero-order kinetics

No free-floating drug – fully eluted before matrix bioerosion

No cold storage – shipped and stored at ambient temperature

5
©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

IVT, intravitreal; **TIE2,** tyrosine-protein kinase receptor TIE-2; **VEGF(R),** vascular endothelial growth factor (receptor).

DURAVYU Demonstrated Positive Efficacy and Favorable Safety Profile Across Multiple Clinical Trials and Indications

DURAVYU Has Been Evaluated in Over 190 Patients to Date Across Multiple Indications

Clinical Trial	Indication	Safety	Key Efficacy Outcomes
DAVIO	wet AMD	No DURAVYU related ocular or systemic SAEs	• Stable BCVA and CST • 74% reduction in treatment burden
DAVIO 2	wet AMD		• Statistically non-inferior BCVA vs on-label aflibercept • >80% reduction in treatment burden • Stable anatomy (CST)
PAVIA	NPDR		• Stable or prevention of worsening disease severity
VERONA[1]	DME		• Primary endpoint met • Meaningful, immediate and sustained improvement in BCVA and OCT

1. Data as of January 16, 2025. Preliminary data pending final analysis.
Wet AMD, wet age-related macular degeneration; NPDR, non-proliferative diabetic retinopathy; DME, diabetic macular edema; SAEs, serious adverse events; BCVA, best-correct visual acuity; OCT, optical coherence tomography.

6
©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved.
EyePoint

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. LUGANO/LUCIA Phase 3 Pivotal Trials in wet AMD NON-INFERIORITY VERSUS AN AFLIBERCEPT CONTROL

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Ongoing DURAVYU Phase 3 Trials in Wet AMD Supported by Phase 2 DAVIO 2 Results - All Primary and Secondary Endpoints Met Endpoint 2mg 3mg R Primary: Non-inferior change in BCVA vs. aflibercept - 0.3 letters - 0.4 letters R Secondary: Favorable safety profile1 No DURAVYU-related SAEs R Secondary: Reduction in treatment burden vs. 6 mos. prior 89% 85% R Secondary: Reduction in treatment burden vs. aflibercept 82% 76% R Secondary: Supplement-free up to 6 months 63% 88% of eyes had 0 or 1 supplemental injections 63% 83% of eyes had 0 or 1 supplemental injections R Secondary: Anatomical control vs. aflibercept +12.4um +5.2um

Phase 3 Pivotal Trials Designed to Evaluate Non-Inferiority of DURAVYU vs. Aflibercept Control



Screening
D1
W4
W8
W12
W16
W20
W24
W28
W32
W36
W40
W44
W48
W52
W56
W60-W76
W80
W84-W92
W96 EOS
RANDOMIZATION
DURAVYU
DURAVYU
DURAVYU
DURAVYU
DURAVYU™ 2.7mg
Aflibercept 2mg q8W
Full enrollment for LUGANO/LUCIA expected 2H 2025
AFLIBERCEPT LOAD
AFLIBERCEPT q8W
1 ENDPOINT BLEND W52 AND W56; UNMASK W56
SUPPLEMENTAL ANTI-VEGF INJECTION BASED ON STRICT CRITERIA
REQUIRED AFLIBERCEPT INJECTION VISIT
VISIT SCHEDULED
DURAVYU™ DOSE
SHAM INJECTION FOR MASKING
AFLIBERCEPT Q8W
SHAM INJECTION FOR MASKING

9
©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

Phase 3 Clinical Trials for DURAVYU in wet AMD Seeing Exceptional Enrollment Rates Driven by Significant Investigator and Patient Enthusiasm

June 2024
Final Phase 3 protocols

October 2024
First patient in LUGANO trial dosed

December 2024
First patient in LUCIA trial dosed

January 2025
LUGANO trial ~1/3 enrolled; LUCIA exceeding expectations

February 2025
LUGANO trial >50% enrolled; LUCIA exceeding expectations

2H 2025
Expected full enrollment of both Phase 3 pivotal trials

2026
Topline data for pivotal program in wet AMD

Top line data for both Phase 3 pivotal trials anticipated in 2026

10
©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved.
EYEPOINT

State-Of-The-Art cGMP Manufacturing Facility in Northbridge Ready to Support DURAVYU through Phase 3 and Global Commercial Production ©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. cGMP, current good manufacturing practices; FDA, Federal Drug Administration; EMA, European Medicines Agency; cGMP, current good manufacturing practice Located in Northbridge, MA Built to US FDA and EU EMA standards DURAVYU registration batches in-motion to support future NDA filing Built to EYPT specifications by landlord preserving upfront cash investment 40,000sf+ commercial manufacturing site

©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Phase 2 VERONA Clinical Trial in DME 24 Week results DME, diabetic macular edema Data as of January 16, 2025. Preliminary data pending final analysis.

Diabetic Macular Edema: Large Market Opportunity with Significant Unmet Need for More Durable Treatments

54.9M
Patients in the US with diabetes by 2030[1]

25%
Develop DME within 10 years[2]

$3.9B
Global branded market by 2030[3]

up to 51%
Delayed/missed treatment visits[4]

5-6 letters
Vision loss from missed injection[5]

By 2050, diabetes-related vision loss is expected to cost 500 million US dollars annually[6]

1. William R. Rowley, Clement Bezold, Yasemin Arikan, et al. Diabetes 2030: Insights from Yesterday, Today and Future Trends. PubMed Central. 2017 PMCID: PMC5278808 PMID: 27124621 . 2. Russel Lazarus. Optometrists Network. *Guide to Eye Conditions; Diabetic Macular Edema*. 3. DelveInsights DME Market Report -2030. 4. Monique A. Rose, Meri Vukicevic, Konstandina Koklanis. Adherence of patients with diabetic macular oedema to intravitreal injections: A systematic review. PubMed 2020 PMID: 32829485 DOI: 10.1111/ceo.13845. 5. Lee, R., Wong, T.Y. & Sabanayagam, C. Epidemiology of diabetic retinopathy, diabetic macular edema and related vision loss. Eye and Vis 2, 17 (2015). https://doi.org/10.1186/s40662-015-0026-2. 6. Nagda D, Mitchell W, Zebardast N. The functional burden of diabetic retinopathy in the United States. Graefes Arch Clin Exp Ophthalmol. 2021;259(10):2977–2986. https://doi.org/10.1007/s00417-021-05210-3.

13
©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved.
EYEPOINT

DURAVYU is Uniquely Positioned to Provide an Improved DME Treatment Paradigm Compared to Current Anti-VEGF Therapies ©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. 24-Month Treatment Regimens for DME: 2–4-month dosing 1-4-month dosing Anti-VEGF SoC DURAVYU™ (vorolanib intravitreal insert)* 2-month dosing 1-month dosing 6-month dosing *Potential positioning for DURAVYU, if approved, based on Phase 3 protocol for wet AMD. SoC, standard of care

VERONA Phase 2 Clinical Trial - Randomized, Open-Label, Aflibercept Controlled as a Potential Treatment for DME


PRIMARY ENDPOINT
-D28 to -D7
D1
W4
W8
W12
W16
W20
W24
DURAVYU 1.3mg (n=10)
DURAVYU 2.7mg (n=11)
Aflibercept 2mg single injection (n=6)
SUPPLEMENTAL ANTI-VEGF INJECTION BASED ON PRESPECIFIED CRITERIA
AFLIBERCEPT INJECTION
DURAVYU DOSING
SHAM INJECTION
VISIT SCHEDULED

- Objectives:
  - Evaluate the safety and efficacy of DURAVYU in patients with active DME (CST >325µm)
  - Collect dose-ranging data to inform Phase 3 clinical trials
- Primary endpoint: time to supplemental anti-VEGF injection up to week 24
- Key Secondary endpoints: safety, change in BCVA vs. aflibercept control and anatomical control (CST)

DME, diabetic macular edema; VEGF, vascular endothelial growth factor; BCVA, best corrected visual acuity; OCT, optical coherence tomography; CST, central subfield thickness

15
©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

EYEPOINT

VERONA Clinical Trial Supplement Criteria

Starting at Week 4:

- Reduction in BCVA ≥10 letters due to DME[1]
- Reduction in BCVA of 5-9 letters **and** >75 microns of new fluid at two consecutive visits[1]
- Increase of ≥100 microns of new fluid vs. Baseline (Day 1)[2]
- Investigator discretion

Starting at Week 12 (unique supplementation criteria incorporated due to PRN design of trial)**:**

- Lack of 10% reduction in CST compared to Baseline (Day 1)

1. vs. best on study measurement; 2. as measured by Spectral domain OCT (SD-OCT)
BCVA, best corrected visual acuity; PRN, pro re nata; CST, central subfield thickness

16
©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

VERONA: Phase 2 Clinical Trial Met Primary and Key Secondary Endpoints Data supports DURAVYU as a Potential Treatment for DME with improvement in vision and anatomy with superior dosing intervals ©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. DURAVYU 2.7mg: Primary endpoint achieved - extended time to first supplemental injection vs. aflibercept control Early and sustained BCVA improvement = +7.1 letters Early and sustained CST improvement = -76 microns DURAVYU SAFETY Results: No ocular or systemic DURAVYU-related SAEs No cases of: Impaired vision Endophthalmitis Retinal vasculitis (occlusive or non-occlusive) Intraocular inflammation (IOI) Insert migration DME, diabetic macular edema; BCVA, best-corrected visual acuity; CST, central subfield thickness; SAEs, serious adverse events. Data as of January 16, 2025. Preliminary data pending final analysis.

©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Phase 2 VERONA Clinical Trial in DME – 24-Week Results DME, diabetic macular edema Data as of January 16, 2025. Preliminary data pending final analysis.

Primary Endpoint Met - Patients Treated with DURAVYU had a Greater Proportion of Supplement-Free Eyes vs. Aflibercept Control at 24-Weeks ©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Data as of January 16, 2025. Preliminary data pending final analysis. 2.7mg DURAVYU reduced treatment burden by over two-thirds Summary of Cumulative Supplement-Free Rates 100% 100% 100% Supplement-free rates up to Week 24* *Supplement-free rates up to Week 24 reflect rates prior to any treatments given during the Week 24 visit to account for planned six-month re-dosing protocol for Phase 3 pivotal trial (patients not eligible for supplement when getting re-dosed).

©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Single DURAVYU 2.7mg Treatment Demonstrated Clinically Meaningful Improvement in BCVA; Supports Noninferiority in Pivotal Trial BCVA, best-corrected visual acuity; VA, visual acuity Data as of January 16, 2025. Preliminary data pending final analysis. MEAN CHANGE IN BCVA FROM BASELINE +7.1 +7.3 DURAVYU 2.7mg -0.2 Mean Change in BCVA vs Aflibercept +6.9 Early and sustained VA improvement

Excluding a Single Outlier Patient, DURAVYU 2.7mg Improved +10 Letters vs. Baseline; Nearly +3 Letters Better than Control



MEAN CHANGE IN BCVA FROM BASELINE EXCLUDING OUTLIER PATIENT
Mean Change in BCVA vs Aflibercept
DURAVYU 2.7mg (ex outlier)
+2.8
+10.1
+7.3
Change in ETRDS letters
15
10
5
0
Randomization
Week 4
Week 8
Week 12
Week 16
Week 20
Week 24
aflibercept 2mg (n=6)
DURAVYU 2.7mg Ex-Outlier (n=10)

Outlier patient missed multiple visits including the Week 20 visit resulting in vision loss of >20 letters at the Week 24 visit.

BCVA, best-corrected visual acuity; VA, visual acuity
Data as of January 16, 2025. Preliminary data pending final analysis.

21
©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

DURAVYU 2.7mg Demonstrated Improved and Controlled Anatomy with 74% More Drying than Aflibercept Control


MEAN CHANGE IN CST FROM BASELINE
CST Change, in microns
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
-110
Randomization
Week 4
Week 8
Week 12
Week 16
Week 20
Week 24
Mean Change in CST vs Aflibercept
DURAVYU 2.7mg
-32.2 um
-43.7 um
-71.1 um
-75.9 um
DURAVYU 2.7mg (n=11)
DURAVYU 1.3mg (n=9)
aflibercept 2mg (n=6)

CST: central subfield thickness
Data as of January 16, 2025. Preliminary data pending final analysis.
Source: Independent reading center results available as of the full 24-week data cut.

22
©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Phase 2 VERONA Clinical Trial in DME Sub-Group Analysis Of Patients Supplement-free at 24 Weeks DME, diabetic macular edema Data as of January 16, 2025. Preliminary data pending final analysis.

©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Sub-Group Analysis of Supplement-Free Patients Demonstrated Eyes Treated with DURAVYU 2.7mg had Better Visual Acuity vs. Control BCVA, best-corrected visual acuity; VA, visual acuity Data as of January 16, 2025. Preliminary data pending final analysis. MEAN CHANGE IN BCVA FROM BASELINE +10.3 +3.0 Mean Change in BCVA vs Aflibercept +6.5 DURAVYU 2.7mg +7.3 Supplement-free is defined as patients who did not receive a supplement at any point during the study.

Sub-Group Analysis of Supplement-Free Patients* Demonstrated Eyes Treated with DURAVYU 2.7mg had Significantly More and Maintained Drying than Control



MEAN CHANGE IN CST FROM BASELINE
Mean Change in CST vs Aflibercept
DURAVYU 2.7mg
-73.7 um
CST Change, in microns
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
-110
-120
-130
-140
-150
-30.8 um
-43.7 um
-117.4 um
Randomization
Week 4
Week 8
Week 12
Week 16
Week 20
Week 24
DURAVYU 2.7mg (n=7)
DURAVYU 1.3mg (n=6)
aflibercept 2mg (n=3)

Supplement-free is defined as patients who did not receive a supplement at any point during the study.

CST: central subfield thickness
Data as of January 16, 2025. Preliminary data pending final analysis.
Source: Independent reading center results available as of the full 24-week data cut.

25 • ©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. DURAVYU Treated Eyes were Well-Controlled at 24 Weeks versus Aflibercept Control in Supplement-Free Patient Sub-Group Absence of DME is defined as CST reading ≤325 microns at 24 weeks. Data as of January 16, 2025. Preliminary data pending final analysis. DME, diabetic macular edema Percentage of Patients with Absence of DME at 24 Weeks

VERONA Clinical Trial Case Study 1 - Rapid Drying with Improved Vision After Single DURAVYU Treatment and No Supplementation ©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Screening BCVA 50 Aflibercept + 2.7mg DURAVYU -12 -11 -10 -9 -8 -7 -6 -5 -4 -3 -2 -1 Day1 1 2 3 4 5 6 Eylea Eylea Vabysmo washout BCVA 46 Day 1 BCVA 67 Month 4 BCVA 66 Month 6 Month 1 BCVA 65 Day 1 (2.7mg DURAVYU insert) Case 1: SOC Anti-VEGF Injections Before and After Treatment

VERONA Clinical Trial Case Study 2 - Continued Drying at Week 24 with Improved VA After Single DURAVYU Treatment and No Supplementation ©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Screening BCVA 72 Aflibercept + 2.7mg DURAVYU -12 -11 -10 -9 -8 -7 -6 -5 -4 -3 -2 -1 Day1 1 2 3 4 5 6 Avastin Vabysmo washout BCVA 73 Day 1 BCVA 80 Month 4 BCVA 80 Month 6 Month 1 BCVA 74 Day 1 (2.7mg DURAVYU insert) Case 2: SOC Anti-VEGF Injections Before and After Treatment

VERONA Results Strengthen Robust DURAVYU Safety Database ©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. SAE, serious adverse event Data as of January 16, 2025. Preliminary data pending final analysis. No reported DURAVYU-related ocular SAEs or systemic SAEs No cases of: Endophthalmitis Retinal vasculitis (occlusive or non-occlusive) Insert migration Intraocular inflammation (IOI) No discontinuations >190 patients treated with DURAVYU to date with no DURAVYU-related SAEs

VERONA: Phase 2 Clinical Trial Summary ©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Data as of January 16, 2025. Preliminary data pending final analysis. Primary endpoint met for both DURAVYU doses Demonstrated immediate and clinically meaningful results without a full load of aflibercept Significant improvement in vision and anatomic results paired with a meaningful reduction in treatment burden Sub-group analysis of supplement-free eyes demonstrated results are driven by treatment with DURAVYU and not by supplemental injections Continued favorable safety and tolerability

On Track for Continued Execution And Well-Funded Through Key Anticipated DURAVYU Milestones

DURAVYU™

✓	Positive EOP2 meeting with FDA for wet AMD	April 2024
✓	PAVIA for NPDR topline data	May 2024
✓	DAVIO 2 12-month data	Jue 2024
✓	Positive interim VERONA data	October 2024
✓	First patient dosed – LUGANO	October 2024
✓	First patient dosed – LUCIA	December 2024
✓	VERONA Phase 2 DME full topline data	February 2025
☐	**FDA EOP2 meeting for DME**	**Q2 2025**
☐	**Full enrollment of both pivotal Phase 3 trials in wet AMD**	**2H 2025**

Corporate

✓	Expanded SAB with world-renowned retina specialists	April 2024
✓	R&D Day - NYC	June 2024
✓	Fred Hassan appointed to Board of Directors	September 2024
✓	Northbridge manufacturing facility grand opening	October 2024
✓	Reginald Sanders, MD appointed to Board of Directors	January 2025

31
©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

DME, diabetic macular edema; EOP2, End of Phase 2; wet AMD, wet age-related macular degeneration; SAB, Scientific Advisory Board

EYEPOINT

TD Cowen Healthcare Conference Presentation March 4, 2025 Jay Duker, M.D. President and CEO ©2025 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Confidential